Fourth Quarter 2011
Filed by S&T Bancorp, Inc.
Pursuant to Rule 425 under the Securities Act of 1933
and deemed filed pursuant to Rule 14a-12 of
the Securities Exchange Act of 1934
Subject Company: S&T Bancorp, Inc
Commission File No.: 000-12508
Exhibit 99.1

+2.58%
+1.80%
+1.80%
+1.80%
+4.70%
+6.28%
+1.18%
+1.58%
+1.80%
+1.80%
+4.70%
+6.28%
+1.18%
+2.58%
+1.80%
+1.56%
+1.80%

Todd Brice President and Chief Executive Officer Mark Kochvar Sr. EVP and Chief Financial Officer

Forward Looking Statement
and Risk Factor
• This presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  Forward-
looking statements include, among others, statements regarding trends, strategies, plans, beliefs, intentions, expectations, goals and opportunities.  Forward looking statements are typically identified by words or phrases such as believe, expect, anticipate, intend, estimate, assume, strategy, plan, outlook, outcome, continue, remain, trend and variations of such words and similar expressions, or future or conditional verbs such as will, would, should, could, may or similar expressions.  Actual results and performance could differ materially from those anticipated by these forward-looking statements.  Factors that could cause such a difference include, but are not limited to, general economic conditions, changes in interest rates, deposit flows, loan demand, asset quality, including real estate and other collateral values, and competition.
• S&T cautions that these forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time.  These forward-looking statements speak only as of the date hereof, and S&T assumes no duty to update forward-looking statements.  Subsequent written or oral statements attributable to S&T or persons acting on its behalf are expressly qualified in their entirety by the cautionary statements contained herein and those in S&T’s reports previously and subsequently filed with the Securities and Exchange Commission.

Non-GAAP Financial Measures
• In addition to the results of operations presented in accordance with Generally Accepted
Accounting Principles (GAAP), S&T management uses and this presentation contains or references, certain non-GAAP financial measures, such as net interest income on a fully taxable equivalent basis, that S&T believes provide information useful to investors in understanding our underlying operational performance and our business and performance trends as they facilitate comparisons with the performance of others in the financial services industry.  Although S&T believes that these non-GAAP financial measures enhance investors’ understanding of S&T’s business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP.  The non-GAAP financial measures contained within this presentation should be read in conjunction with the audited financial statements and analysis as presented in the
Annual Report on Form 10-K as well as the unaudited financial statements and analyses as presented in the respective Quarterly Reports on Forms 10-Q for S&T Bancorp, Inc. and
subsidiaries.

- Headquartered in Indiana, PA
- $4.1 Billion in Assets *(as of 12.31.11)*
- Institutional Ownership: 41%
- Insider Ownership: 6%
- $550.0 Million Market Cap. *(as of 12.31.11)*
- Stock Price: $19.55 *(as of 12.31.11)*
- Single-bank holding company with 49 offices and 5 insurance locations Pending Mainline acquisition 8 offices
- Stock symbol: STBA-NASDAQ Global Select
- Ranked by J.D. Power and Associates as being one of the top customer favorite banks in the Mid-Atlantic Region in 2011.
- Past Awardee for being one of the Best Places to Work in PA.

Pittsburgh Region:
• East Oakmont
• Haymaker
• Holiday Park
• Monroeville
• Murrysville
• O'Hara Township
• Penn Hills
• Pittsburgh
• Plum
• Shadyside
• Squirrel Hill
• Unity
• Wexford
Clarion
Brockway
Brookville
DuBois
Reynoldsville
New Bethlehem
Punxsutawney
Butler
Ford City
Kittanning
Indiana
Vandergrift
Homer City
Loretto
Ebensburg
Altoona
Saltsburg
Armagh
Gallitzin
Blairsville
Duncansville
Portage
Delmont
Summerhill
Derry
Irwin
Southmont
White Oak
Latrobe
Richland
Greensburg
Youngwood

3 S&T Bancorp Corporate Profile

Merger Overview – Mainline Bancorp, Inc.
S&T Bancorp, Inc. Mainline Bancorp, Inc.
Dec. 31, 2011 Dec. 31, 2011
Total Assets $4,120.0 $235.8
Gross Loans 3,132.6 133.7
Total Deposits 3,335.9 206.2
Total Equity 490.5 22.2
Common Book Value Per Share 17.44 56.81
Tangible Common Book Value Per Share 11.36 56.78
Total Branches 49 8
In millions, except per share data

Transaction Overview – Mainline Bancorp, Inc.
Consideration Overview
Cash Consideration Per Share $69.00 per share
Stock / Cash Mix 60% / 40%
Implied Stock Exchange Ratio
(Based on 10 Trading Days Ended 1/27/12)
3.6316 shares
Minimum Stock Exchange Ratio 3.6316 shares
Maximum Stock Exchange Ratio 4.3125 shares
Transaction Price/Book Value  at  Announcement Date 126%
Transaction Price/Tangible Book Value  at  Announcement Date 127%
Estimated Pre-tax Synergies 40%
Estimated One-time Transaction Costs (Buyer and Seller) $4.4 million
Estimated Tangible Book Value Per Share Dilution Less than 1%
Estimated Earnings Accretion
2012 (Excluding One Time Charges) 2.5% to 3.5%
2013 4.0% to 5.0%
Expected Closing March 9, 2012

Investor Highlights • Historically High Performing Bank • Experienced Management Team • Relationship Banking Model • Well-Positioned for Growth 6

7 * 2011 peer banks per 2011 proxy statement Common Return on Assets STBA Peer Bank Median* PA Banks -0.5% 0.0% 0.5% 1.0% 1.5% 2.0% -0.5% 0.0% 0.5% 1.0% 1.5% 2.0% 2006 2007 2008 2009 2010 2011

8 Common Return on Equity * 2011 peer banks per 2011 proxy statement -5% 0% 5% 10% 15% 20% -5% 0% 5% 10% 15% 20% 2006 2007 2008 2009 2010 2011 PA Banks Peer Bank Median* STBA

+1.80 %
+1.80 %
+4.70 %
+6.28 %
+1.18 %
+1.58 %
+1.80 %
+1.80 %

Pennsylvania
Erie
Warren
McKean
Potter
Tioga
Bradford
Susquehanna
Wayne
Crawford
Forest
Elk
Cameron
Sullivan
Wyoming
Lackawanna
Pike
Mercer
Venango
Lycoming
Clinton
Luzerne
Monroe
Clarion
Jefferson
Clearfield
Lawrence
Butler
Armstrong
Union
Montour
Columbia
Carbon
Centre
Beaver
Indiana
Snyder
Northumberland
Schuylkill
Northampton
Lehigh
PITTSBURGH
Allegheny
Westmoreland
Cambria
Blair
Mifflin
Juniata
Perry
Dauphin
Lebanon
Berks
Bucks
Huntingdon
Montgomery
Washington
Cumberland
Lancaster
Chester
PHILADELPHIA
Delaware
Greene
Fayette
Somerset
Bedford
Fulton
Franklin
Adams
York

S&T Bank Regional Footprint S&T Bank Locations Marcellus Shale Formation

9 Marcellus Shale Distribution

Marcellus Activity in S&T’s Market Area Permits Issued Wells Drilled 2009 283 114 2010 358 170 2011 516 246 Source: Pennsylvania DEP 10

+1.80 %
+1.80 %
+4.70 %
+6.28 %
+1.18 %
+1.58 %
+1.80 %
+1.80 %

Marcellus Shale...
We Know the Drill.

Mineral Management: Maximize Your Returns.

Rely on S&T Wealth Management to protect your assets:

- Lease offer evaluation and negotiation.
- Negotiation of surface damage rights so that you are sufficiently protected from and compensated for any damage to your property throughout the drilling process.
- Verification, monitoring, and administration of royalty payments generated by production on your property, ensuring that you are being paid what you should be paid.
- Management of lease renewal negotiations for you if your lease is approaching its expiration date.

S&T Wealth Management is pleased to provide an array of services designed specifically for families and groups who own Marcellus Shale gas rights.

Through our strategic alliances, S&T Wealth Management brings over 220 combined years and over 6,500 properties of oil and gas management experience, and we can put it to work for you.

Contact our Mineral Management Team for more information. We're right here in your hometown.

S&T Wealth Management

800.446.0246 • stbank.com

MEMBER OF NARO

11

Summary
2011 2010 2009
Net Income Available to Common Shareholders
$39.7 $37.3 $2.0
Diluted Earnings per Common Share
$1.41 $1.34 $0.07
Common Return on Average Assets
0.97% 0.90% 0.05%
Common Return on Average Equity
6.78% 6.58% 0.37%
Dollars in millions

Quarterly Summary
2011 2011 2010
Fourth
Quarter
Third
Quarter
Fourth
Quarter
Net Income Available to Common Shareholders
$9.3 $12.2 $8.7
Diluted Earnings per Common Share
$0.33 $0.44 $0.31
Common Return on Average Assets
* 0.91% 1.20% 0.84%
Common Return on Average Equity
*
6.41% 8.12% 6.00%
Dollars in millions
*
Annualized

Income Statement
Dollars in millions
* Refer to appendix for reconciliation of Non-GAAP financial measures
2011 2010 2009
Net Interest Income – FTE
*
$141.5 $150.5 $151.2
Noninterest Income 44.2 46.9 43.7
Total Revenue 185.7 197.4 194.9
Noninterest Expense (103.9) (105.6) (108.1)
Security (Losses) Gains (0.1) 0.3 (5.1)
Provision for Loan Losses (15.6) (29.5) (72.4)
Net Income Before Taxes 66.1 62.6 9.3
Taxes (18.8) (19.1) (1.4)
Preferred Stock Dividends/Amortization (7.6) (6.2) (5.9)
Net Income Available to Common Shareholders $ 39.7 $ 37.3 $   2.0
Diluted Earnings per Common Share $ 1.41 $ 1.34 $ 0.07

+1.80 %
+1.80 %
+4.70 %
+6.28 %
+1.18 %
+1.58 %
+1.80 %
+1.80 %

Income Statement
Dollars in millions
* Refer to appendix for reconciliation of Non-GAAP financial measures
2011 2011 2010
Fourth
Quarter
Third
Quarter
Fourth
Quarter
Net Interest Income – FTE
*
$35.1 $34.9 $37.4
Noninterest Income 11.6 10.4 12.0
Total Revenue 46.7 45.3 49.4
Noninterest Expense (26.7) (24.2) (27.0)
Security (Losses) Gains - (0.1) -
Provision for Loan Losses (2.3) (1.5) (7.7)
Net Income Before Taxes 17.7 19.5 14.7
Taxes (5.5) (5.7) (4.4)
Preferred Stock Dividends/Amortization (2.9) (1.6) (1.6)
Net Income Available to Common Shareholders $ 9.3 $12.2 $8.7
Diluted Earnings per Common Share $ 0.33 $0.44 $0.31

+1.80 %
+1.80 %
+4.70 %
+6.28 %
+1.18 %
+1.58 %
+1.80 %
+1.80 %

Balance Sheet
Dollars in millions
Dec. 31,
2011
Sept. 30,
2011
Dec. 31,
2010
Securities $376 $359 $310
Interest Bearing Balances 209 204 61
Loans, Net 3,084 3,085 3,312
Other 451 444 431
Total Assets $4,120 $4,092 $4,114
Deposits $3,336 $3,271 $3,317
Borrowings 228 165 161
Other Liabilities 65 52 57
Equity 491 604 579
Total Liabilities & Equity $4,120 $4,092 $4,114

+1.80 %
+1.80 %
+4.70 %
+6.28 %
+1.18 %
+1.58 %
+1.80 %
+1.80 %

Loan Portfolio
Dollars in millions
Dec. 31,
2011
Sept. 30,
2011
Dec. 31,
2010
Consumer
Home Equity     $411 $423 $441
Residential Mortgage 359 351 360
Installment and Other Consumer 67 68 75
Construction 3 3 4
Total Consumer 840 845 880
Commercial
Commercial Real Estate 1,415 1,414 1,494
Commercial & Industrial 686 682 722
Construction 189 191 260
Total Commercial 2,290 2,287 2,476
Total Portfolio Loans 3,130 3,132 3,356
Total Loans Held for Sale 3 4 8
Total Loans $3,133 $3,136 $3,364

Asset Quality
December 31,
2011 2010 2009 2008 2007
Nonperforming Loans / Total Loans
1.79% 1.90% 2.67% 1.19% 0.60%
Nonperforming Assets / Total Loans Plus
OREO
1.92 2.07 2.80 1.21 0.62
Net Charge-offs / Average Loans
0.56 1.11 1.60 0.31 0.17
Loan Loss Reserve / Total Loans
1.56 1.53 1.75 1.20 1.23
Loan Loss Reserve / Nonperforming Loans
87 80 66 101 204

+1.80 %
+1.80 %
+4.70 %
+6.28 %
+1.18 %
+1.58 %
+1.80 %
+1.80 %

Nonperforming Loans
82 2.00 45.8
Total Commercial
3.47 6.5
Construction
14 1.10 7.6
Commercial & Industrial
56 2.24
31.7
Commercial Real Estate
Commercial
18 1.23 10.3
Total Consumer
- 7.42
0.2
Construction
- -
-
Installment and Other Consumer
13 2.01 7.2
Residential Mortgage
5 0.71 $2.9
Home Equity
% of
Total NPL
Consumer
% NPL
Dec. 31,
2011
Total Nonperforming Loans
100 1.79 $56.1
Nonperforming Loans (NPL) are loans where collection of interest or principal is doubtful or generally when interest or principal payments are 90 days or more past due.
Dollars in millions
Specific reserves $5.5
USDA Guarantee $3.5

+1.80 %
+1.80 %
+4.70 %
+6.28 %
+1.18 %
+1.58 %
+1.80 %
+1.80 %

Net Interest Margin
2011 2011 2010
Fourth
Quarter
Third
Quarter
Fourth
Quarter
Securities - FTE 3.36% 3.31% 3.77%
Interest Bearing Balances - FTE 0.28 0.21 0.34
Loans - FTE 4.83 4.85 5.02
Total Earning Assets 4.45 4.51 4.92
Deposits 0.83 0.93 1.03
Borrowings 2.43 2.97 3.00
Total Costing Liabilities 0.93 1.06 1.15
Net Interest Margin – FTE
*
3.79% 3.76% 4.05%
*
Refer to appendix for reconciliation of Non-GAAP financial measures

+1.80 %
+1.80 %
+4.70 %
+6.28 %
+1.18 %
+1.58 %
+1.80 %
+1.80 %

Noninterest Income
Dollars in millions
2011 2011 2010
Fourth
Quarter
Third
Quarter
Fourth
Quarter
Community Banking $ 6.1 $  6.3 $  5.8
Wealth Management 2.0 2.0 2.0
Insurance 1.8 2.2 1.8
Letters of Credit / Loan 0.6 0.6 0.8
Mortgage Banking 0.8 (0.5) 1.3
Other 0.3 (0.2) 0.3
Total $11.6 $10.4 $12.0

+1.80 %
+1.80 %
+4.70 %
+6.28 %
+1.18 %
+1.58 %
+1.80 %
+1.80 %

Securities
Dec. 31,
2011
Sept. 30,
2011
Dec. 31,
2010
Agencies $143 $153 $126
Agency CMO 65 70 41
Agency MBS 49 52 44
Municipals 89 53 66
Equities 12 12 11
FHLB Stock 18 19 22
Total   $376 $359 $310
All securities are classified as available-for sale
Dollars in millions

+1.80 %
+1.80 %
+4.70 %
+6.28 %
+1.18 %
+1.58 %
+1.80 %
+1.80 %

Deposits
Dollars in millions
Dec. 31,
2011
Sept. 30,
2011
Dec. 31,
2010
Noninterest-bearing Demand $ 819 $ 817 $ 766
Interest-bearing Demand 283 292 295
Money Market 278 255 262
Savings 803 773 754
Certificates of Deposit < $100K 795 745 788
Certificates Of Deposit > $100K 358 389 452
Total   $3,336 $3,271 $3,317

Capital Ratios
Dec. 31,
2011
Sept. 30,
2011
**
Dec. 31,
2010
**
Well-
Capitalized
Leverage 9.17% 11.80% 11.07% 5.00%
Tier 1 – Risk-Based Capital 11.63 14.95 13.28 6.00
Total – Risk-Based Capital 15.20 18.51 16.68 10.00
Tangible Common Equity /
Tangible Assets
*
8.09 8.30 7.61 NA
**
Includes CPP of $108.7 million
*
Refer to appendix for reconciliation of Non-GAAP financial measures

THE S&T ROAD MAP:
Collaborating Around The Customer

OPERATIONS
MARKETS
DELIVERY CHANNELS
RISK MANAGEMENT
Brand
Brand
Brand
Brand
TRANSACTION
CREDIT
INSURANCE
INVESTMENT
Customer value proposition

25

+1.80 %
+1.80 %
+4.70 %
+6.28 %
+1.18 %
+1.58 %
+1.80 %
+1.80 %

2011 2010 2009
Interest Income per Consolidated Statements of Income $165.1 $180.4 $195.1
Adjustment to Fully Taxable-equivalent Basis 4.1 4.7 5.2
Interest Income Adjusted to Fully Taxable-equivalent Basis 169.2 185.1 200.3
Interest Expense per Consolidated Statements of Income 27.7 34.6 49.1
Net Interest Income Adjusted to Fully Taxable-
equivalent Basis (non-GAAP) $141.5 $150.5 $151.2
APPENDIX – Non-GAAP Measures
Dollars in millions

Dec. 31,
2011
Sept. 30,
2011
Dec. 31,
2010
Tangible Common Equity/Tangible Assets
Common Equity/Assets (GAAP Basis) 11.91% 12.14% 11.48%
Effect of Excluding Intangible Assets -3.82% -3.84% -3.87%
Tangible Common Equity/Tangible Assets 8.09% 8.30% 7.61%
APPENDIX – Non-GAAP Measures /cont./

+1.80 %
+1.80 %
+4.70 %
+6.28 %
+1.18 %
+1.58 %
+1.80 %
+1.80 %

2011 2011 2010
Fourth
Quarter
Third
Quarter
Fourth
Quarter
Interest Income per Consolidated Statements of Income $40.2 $40.9 $44.2
Adjustment to Fully Taxable-equivalent Basis 1.1 1.0 1.1
Interest Income Adjusted to Fully Taxable-equivalent Basis 41.3 41.9 45.3
Interest Expense per Consolidated Statements of Income 6.2 7.0 7.9
Net Interest Income Adjusted to Fully Taxable-
equivalent Basis (non-GAAP) $35.1 $34.9 $37.4
APPENDIX – Non-GAAP Measures
Dollars in millions

Additional Information and Where to Find It

• The Company has filed with the Securities and Exchange Commission (the “SEC”) a Registration
Statement on Form S-4, including a proxy statement/prospectus, in connection with the proposed merger with Mainline Bancorp, Inc.. The proxy statement/prospectus, which has been sent or given to the shareholders of Mainline, contains important information. Before making any voting decision, Mainline’s shareholders are urged to read the  proxy statement/prospectus carefully and in its entirety because it contains important information about the merger. The proxy statement/prospectus and other relevant materials, and any other documents filed by the
In addition, shareholders of both S&T and Mainline may obtain free copies of the proxy statement/prospectus by contacting Phoenix Advisory Partners, the information agent for the merger, at 110 Wall Street, New York, NY 10005; telephone number (800) 499-6377.
Company with the SEC, may be obtained free of charge at the SEC’s website at
www.sec.gov.